                                                                   EXHIBIT 10.18

[LETTERHEAD OF CORNISH & CAREY COMMERCIAL APPEARS HERE]
[LOGO OF C&C APPEARS HERE]

SUBLEASE

Sublandlord: NeoMagic Corporation       Master Premises:3260 Jay Street,
                                                        Santa Clara, California

Subtenant:  Juniper Networks, Inc.      Date:  June 17, 1996


1.  Parties:

This Sublease is made and entered into as of June 11, 1996, by and between NeoMagic Corporation ("Sublandlord"), and Juniper Networks, Inc. ("Subtenant"), under the Master Lease dated February 5, 1996, between Boyd C. Smith, Trustee, or his Successor Trustee, UTA dated 12/27/76 (Richard T. Peery 1976 Children Trusts) and Louis B. Sullivan, Trustee, or his Successor Trustee, UTA dated 12/27/76 (John Arrillaga 1976 Children Trusts) dba A&P Family Investments, as "Landlord", and Sublandlord, as "Tenant", ("Master Lease"). A copy of the Master Lease is attached hereto as Attachment I and incorporated herein by this reference. Pursuant to the Master Lease, Sublandlord leases all of that certain 45,000+/- square foot, two-story building located at 3260 Jay Street, Santa Clara, California 95054 (the "Master Premises").

2.Provisions Constituting Sublease:

  2.1 This Sublease is subject to all of the terms and conditions of the Master Lease. Subtenant hereby assumes and agrees to perform all of the obligations of "Lessee" under the Master Lease to the extent said obligations apply to the Subleased Premises and Subtenant's use of the Common Areas as depicted in Exhibit "A" attached, except as specifically set forth herein. Sublandlord hereby agrees to cause Lessor under the Master Lease to perform all of the obligations of Lessor thereunder to the extent said obligations apply to the Subleased Premises and Subtenant's use of the Common Areas. Neither Subtenant nor its employees, agents, contractors or invitees ("Subtenant's Agents") shall commit on the Subleased Premises or on any other portion of the Master Premises any act or omission which violates any term or condition of the Master Lease. Except to the extent waived or consented to in writing by the other party or parties hereto who are affected thereby, neither of the parties hereto will, by renegotiation of the Master Lease, assignment, subletting, default or any other voluntary action, avoid or seek to avoid the observance or performance of the terms to be observed or performed hereunder by such party, but will at all times in good faith assist in carrying out all the terms of this Sublease and in taking all such action as may be necessary or appropriate to protect the rights of the other party or parties hereto who are affected thereby against impairment. Nothing contained in this Section 2.1 or elsewhere in this Sublease shall prevent or prohibit Sublandlord (a) from exercising its right to terminate the Master Lease pursuant to the terms thereof or (b) from assigning its interest in this Sublease or subletting portions of the Master Premises other than the Subleased Premises. If Sublandlord has a right under the Master Lease to terminate the Lease and Sublandlord elects to exercise such right, Sub landlord shall so notify Subtenant by giving at least thirty (30) days' notice, prior to the effective date of such termination.

2.2 With respect to all of the provisions of the Master Lease incorporated into this Sublease, wherever the word "Premises" is used in the Master Lease, for purposes of this Sublease, the word "Subleased Premises" shall be substituted; wherever in the Master Lease the word "Tenant" appears, for the purposes of this Sublease, the word "Subtenant" shall be substituted; wherever in the Master Lease the word "Landlord" appears, for the

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[LETTERHEAD OF C&C APPEARS HERE]

SUBLEASE

purposes of this Sublease, the word "Sublandlord" shall be substituted. Notwithstanding the foregoing, the word "Landlord" in Paragraph 5 of the Master Lease shall be deemed to refer to "Master Landlord," and the word "Sublandlord" shall not be substituted therefor. All of the terms and conditions contained in the Master Lease are incorporated herein, except as specifically provided below, and the terms and conditions specifically set forth in this Sublease, shall constitute the complete terms and conditions of this Sublease, except the following paragraphs of the Master Lease which shall solely be the obligation of
Sublandlord: the description of the premises leased pursuant to the Master Lease, Paragraphs, 2, 3 , 4A, 4D, 4E, 4F, 6, 7, 10, 11 (excluding telephone, telex and other electronic communications), 12, 15, the words "of which negligence Landlord has knowledge and reasonable time to correct" in Paragraph 16, 20, last two sentences of Paragraph 22(d), 34, 41, 43, 44, 46, 49, 50.

3. Subleased Premises and Rent:

    3.1 Subleased Premises:

    Sublandlord leases to Subtenant and Subtenant leases from Sublandlord the Subleased Premises upon all of the terms, covenants and conditions contained in this Sublease. The Subleased Premises consist of approximately
    11,989+/- square feet (subject to Juniper's verification) of the Master Premises and as shown in red on Exhibit "A" attached hereto.

    3.2
    Prior to the Commencement Date, Subtenant shall have access to the Subleased Premises so that Subtenant may measure the floor area of the Subleased Premises in order to verify the aforesaid square footage. If such measurement determines that the actual floor area differs from the area set forth hereinabove, Subtenant shall so notify Sublandlord and shall submit to Sublandlord such data as Sublandlord may reasonably request to certify or substantiate any measurements of the Subleased Premises performed by or for Sublandlord in connection with this Sublease. If Sublandlord does not agree with the measurement of the floor area as determined by Subtenant, the parties shall promptly meet to measure the Subleased Premises together and shall mutually determine the actual floor area. The Base Monthly Rent payable pursuant to Paragraph 3.3 shall be adjusted accordingly so that it is an amount equal to the monthly per square foot rental rate set forth in Paragraph 3.3 multiplied by the actual square footage of the Subleased Premises as so determined.

    3.3 Rent:
    Month              Modified Full Service Rent
    01 - 12        $1.65 per square foot per month
    13 - 21        $1.75 per square foot per month

    Subtenant shall pay to Sublandlord rent for the Subleased Premises without deductions, offset, prior notice or demand. Rent shall be payable by Subtenant to Sublandlord in consecutive monthly installments on or before the first day of each calendar month during the Sublease Term. This is a modified full service rent. Sublandlord shall be responsible for real property taxes, property insurance, utilities (subject to the provisions of Paragraph 10 below concerning HVAC) and general operating expenses. All personal property insurance of Subtenant shall be the sole responsibility of the Subtenant. Sublandlord shall not be responsible for providing janitorial for Subleased Premises, however, Sublandlord shall be responsible for maintaining the Common Areas including, but not limited to, the restrooms. Maintenance shall be provided five (5) days a week.
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[LETTERHEAD OF C&C APPEARS HERE]

SUBLEASE

     3.4 Security Deposit:

     In addition to the Rent specified above, Subtenant shall pay to Sublandlord an equivalent to last month's rent as a non-interest bearing Security Deposit. Sublandlord shall return to Subtenant, within ten days after Subtenant has vacated the Subleased Premises, the Security Deposit less any sums due and owing to Sublandlord and/or the cost to Sublandlord to cure any other of the Subtenant's breaches of the Sublease, all in accordance with California Civil Code Section 1950.7 or any successor statute thereto.

     3.5
     Upon execution of the Sublease Agreement, Subtenant shall pay to Sublandlord the first month's rent and security deposit.

4. Rights of Access and Use:

     4.1 Use:
     Subtenant shall use the Subleased Premises only for those purposes permitted in the Master Lease, unless Sublandlord and Master Landlord consent in writing to other uses prior to the commencement thereof.

5. Sublease Term:

     5.1 Sublease Term:
     The Sublease Term shall commence on July 1, 1996 subject to adjustment as set forth in Paragraph 5.3 ("Commencement Date") and terminate twenty-one
     (21) months after lease commencement or March 31, 1998 whichever date is earlier. In no event shall the Sublease Term extend beyond the Term of the Master Lease.

     5.2
     Upon the Commencement Date, Sublandlord shall deliver the Subleased Premises with the roof, fire sprinkler system, HVAC system, electrical (including all outlets), plumbing, exterior doors, interior doors, window coverings and lighting in good working condition and with the tenant improvements described in Paragraph 11 substantially completed to the reasonable satisfaction of Subtenant.

     5.3 Inability to Deliver Possession:
     In the event Sublandlord is unable to deliver possession of the Subleased Premises on July 1, 1996, Sub landlord shall not be liable for any damage caused thereby, nor shall this Sublease be void or voidable but Subtenant shall not be liable for Rent until such time as Sublandlord offers to deliver possession of the Subleased Premises to Subtenant, but the term hereof shall not be extended by such delay. If Subtenant, with Sub landlord's consent, takes possession prior to commencement of the term, Subtenant shall do so subject to all the covenants and conditions hereof and shall pay Rent for the period ending with the commencement of the term at the same rental as that prescribed for the first month of the term prorated at the rate of 1/30th thereof per day. In the event Sublandlord has been unable to deliver possession of the Subleased Premises by August 1, 1996, Subtenant, at Subtenant's option, may terminate this Sublease.

6. Option to Extend:
Subject to Sublandlord's right to terminate described below, provided Subtenant is not in default, Sublandlord grants Subtenant one (1) Option to Extend the term of the Sublease for a period of six (6) months. The terms and
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[LETTERHEAD OF C&C APPEARS HERE]

SUBLEASE

conditions shall remain the same, except for the monthly rent which shall be adjusted to $1.85 modified full service per square foot per month. In order to exercise the Option, Subtenant shall provide Sublandlord with written notice not less than one hundred eighty (180) days preceding the expiration date of the Sublease term.

Sublandlord shall have the right to terminate Subtenant's Option to Extend provided Sublandlord provides Subtenant with thirty (30) days written notice, from receipt of Subtenant's written notice to exercise its Option to Extend, of its intent to terminate the Option to Extend. Sublandlord has no obligation to Subtenant to exercise its Option to Extend.

7. Parking:
Sublandlord will grant Subtenant their prorata share of the 150 parking spaces granted to the building by the Master Lease. Said proration to be determined by dividing square footage of Subleased Premises by the total Master Premises' square footage then multiplying this percent by the total parking spaces granted.

8. Elevator:
Subtenant shall be permitted access to the building's elevator in order to move into and vacate the Premises, as well as on a case by case basis, with adequate advance notice, when a need might arise.

9. Mail Delivery:
Subtenant will have the right to assist in the sorting of the mail upon mail arrival.

10. HVAC Hours:
Sublandlord shall provide HVAC Monday through Friday from 7:00 a.m. to 7:00 p.m. and Saturday from 9:00 a.m. to 1:00 p.m. After hour HVAC will be $20 per hour.

11. Tenant Improvements:
Sublandlord, at Sublandlord's sole cost and expense, shall demise the Subleased Premises and provide secondary emergency exit doors. Sublandlord and Subtenant shall split the cost 50%/50% for card key access to the Common Area restroom doors only. In addition, said demising shall include the following: (1) segregation of Sub landlord and Subtenant as depicted in Exhibit "A" page 1 and 2, (2) switches that control the lights and HVAC within the Subleased Premises located within the Subleased Premises, (3) alarmed panic door hardware where required for security purposes. The parties shall attach a mutually acceptable demising plan to this Sublease within five (5) days after mutual execution and delivery of this Sublease by Sublandlord and Subtenant.

12. Capital Improvement Costs:
Subtenant shall be responsible for its prorata share of capital improvement costs charged to Sublandlord under the Master Lease.

13.  Alterations:
Subtenant shall not make any alterations to the interior or exterior of the Premises without prior written consent of Sublandlord.

     13.1
     Subject to approval of the particular plans therefor, Sublandlord (and Master Landlord by execution of the Consent to Sublease) hereby approves the addition within the Subleased Premises of the following: (i) a

[LETTERHEAD OF C&C APPEARS HERE]

SUBLEASE

     "server room" (of approximately 250 square feet), (ii) a laboratory (of approximately 300 square feet), (iii) anti-static flooring in the laboratory, and (iv) customized electrical distribution for the "server room" and the laboratory. The improvements stated in 13.1 and all other improvements made to the Subleased Premises by the Subtenant shall be removed prior to the termination of the Sublease and the Subleased Premises shall be returned back to the condition as of the Commencement Date except for the following: ordinary wear and tear, casualty damage, condemnation and Hazardous Materials (as defined in Paragraph 47 of the Master Lease) not introduced in, on, to, under or around the Subleased Premises by Subtenant or its employees, agents, contractors or invitees.

14. Code Compliance Work:
In the event code compliance work is required, Sublandlord shall be responsible for code compliance work related to the demising of the second floor sublease space. However, if any actions by Subtenant trigger said code compliance work, Subtenant shall be responsible for said costs.

15. Notices:
Any notice or report required or desired to be given regarding this Sublease shall be in writing, may be given by personal delivery, by facsimile, by courier service or by certified mail, return receipt requested. Any notice or report addressed to Subtenant or to Sublandlord at the addresses shown on the signature page hereof, as appropriate, shall be deemed to have been given (i) on the date the U.S. Post office certifies delivery, nondeliverability or refusal of delivery if such notice or report was deposited in the United States mail, certified, postage prepaid, (ii) when delivered if given by personal delivery,
(iii) on the business day following deposit, cost prepaid, with Federal Express or similar private carrier, if next business day delivery was requested, and
(iv) in all other cases when actually received. Either party may change its address by giving notice of the same in accordance with this Paragraph. The term "business day" shall mean a day on which the carrier used (Federal Express or other private carrier, or the U.S. Postal Service, as applicable) delivers, whether by special request or in the ordinary course of operations.

16. Broker Fee:
Sublandlord shall pay Cornish & Carey Commercial, a licensed real estate broker representing Sublandlord, fees set forth in a separate agreement between Sub landlord and Broker, such fees will be split 50%/50% between Cornish & Carey Commercial and Colliers Parrish International, a licensed real estate broker representing Subtenant.

17. Broker:
Each party warrants and represents to the other party hereto that it has not dealt with any brokers in connection with this Sublease other than the brokers identified in Paragraph 16 of this Sublease (the "Brokers"). Each party hereby indemnifies and holds the other party hereto harmless from any and all loss, damage, claim, liability, cost or expense (including, but not limited to, reasonable attorneys' fees, expenses and court costs) arising out of or in connection with any breach of the foregoing warranty and representation. The provisions of this Paragraph shall survive the expiration or earlier termination of this Sublease.

18. Assignment and Subletting:
Notwithstanding any provision to the contrary in this Sublease, including, without limitation, any provision of the Master Lease incorporated herein, Sublandlord shall not withhold its consent to any assignment or subletting which either does not require the consent of Master Landlord or which requires the consent of Master Landlord and to which Master Landlord consents. If Subtenant desires to Sublease the Subleased Premises, Sublandlord
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[LETTERHEAD OF C&C APPEARS HERE]

SUBLEASE

shall have Right of First Refusal of such space. Upon receiving written notice of Subtenant's desire to Sublease, Sublandlord shall respond in writing its decision to Sublease within ten (10) days. The rental rate shall be the same as Paragraph 3.3.

19. Waiver of Subrogation:
Notwithstanding any provision to the contrary m this Sublease, including, without limitation, any provision incorporated from the Master Lease, the parties hereto release each other and their respective agents, employees, successors, assignees and subtenants from all liability for damage to any property that is caused by or results from a risk which is actually insured against, which is required to be insured against by either party under this Sublease or the Master Lease, or which would normally be covered by the standard form of "all risk-extended coverage" property insurance, without regard to the negligence or willful misconduct of the entity so released. Each party shall use its best efforts to cause each insurance policy it obtains to provide that the insurer thereunder waives all right of recovery by way of subrogation as required herein in connection with any injury or damage covered by the policy. If such insurance policy cannot be obtained with such waiver of subrogation, or if such waiver of subrogation is only available at additional cost and the party for whose benefit the waiver is not obtained does not pay such additional cost, then the party obtaining such insurance shall immediately notify the other party of that fact.

20. Waiver of Subrogation in Master Lease:
Upon Master Landlord's execution of the Consent to Sublease which follows this Sublease, the waiver of subrogation provision in Paragraph 15 of the Master Lease, notwithstanding any provision to the contrary in this Sublease or the Master Lease; shall be effective between Master Landlord and Subtenant with respect to insured casualties regarding the Subleased Premises as well as between Master Landlord and Sublandlord.

21. Master Lease Enforcement:
Sublandlord shall diligently attempt to enforce Master Landlord's obligations under the Master Lease with respect to or affecting the Subleased Premises and/or any common areas used (or available for use by Subtenant). Subtenant acknowledges that Sublandlord is under no duty to make repairs or improvements to the Subleased Premises except as specifically set forth in the Master Lease.

22. Sublandlord's Cooperation:
If Master Landlord's consent is required for any action which Subtenant desires to take under this Sublease, Sublandlord shall cooperate with Subtenant to obtain such consent. If Master Landlord fails to perform any of its obligations under the Master Lease, Sub landlord, at the request of Subtenant, shall use its good faith efforts to obtain Master Landlord's performance of such obligation(s).

23. Sublandlord's Corporate Authority:
Sublandlord represents (a) that it is a corporation organized and existing under the laws of the State of California and is qualified to do business in the State of California; (b) that this Sublease has been duly authorized by all required corporate action; and (c) that the persons executing this Sublease are authorized to execute this Sublease on behalf of Sublandlord.

24.   Representations:
Sublandlord represents to Subtenant that the Master Lease has not been amended or modified, that to the best of Sub landlord's knowledge Sub landlord is not now and as of the Commencement Date will not be, in default or breach of any of the provisions of the Master Lease, that Sublandlord has no knowledge of any claim by Master
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SUBLEASE

Landlord that Sublandlord is in default or breach of any of the provisions of the Master Lease, that to the best of Sublandlord's knowledge Master Landlord has performed all obligations and covenants to be performed or observed by Master Landlord under the terms of the Master Lease, and that Sublandlord has not previously assigned or sublet all or any portion of the Subleased Premises.

25. Covenant of Quiet Enjoyment:
Sublandlord shall secure to Subtenant and Subtenant's employees and invitees the quiet and peaceful possession of the Subleased Premises for the term (including any extensions thereof), subject to the terms of this Sublease.

26. Damage and Destruction:
Sublandlord shall give Subtenant a copy of any notice Sublandlord receives from Landlord under paragraph 24 of the Master Lease promptly upon Sublandlord's receipt of any such notice. Subtenant shall have the same rights of termination of the Sublease in the event of damage and destruction that Sublandlord has with respect to the Master Lease under paragraph 24 of the Master Lease.

27. Access:
Subtenant shall have access to the Subleased Premises and the Common Areas twenty-four (24) hours a day, every day.

28. Signage:
Subtenant, at Subtenant's sole cost and expense, shall have the right to install signage as depicted in Exhibit "B" attached.



Sublandlord: NEOMAGIC CORPORATION
3260 Jay Street, Santa Clara, CA 95054

By: /s/ Lori Holland                   Date:    6/19/96
    ------------------------------          -----------------------------

Subtenant: JUNIPER NETWORKS, INC.
3260 Jay Street, Santa Clara, CA 95054

By: [SIGNATURE APPEARS HERE]           Date:    6/18/96
    ------------------------------          -----------------------------


NOTICE TO SUBLANDLORD AND SUBTENANT: CORNISH & CAREY COMMERCIAL, IS NOT AUTHORIZED TO GIVE LEGAL OR TAX ADVICE; NOTHING CONTAINED IN THIS SUBLEASE OR ANY DISCUSSIONS BETWEEN CORNISH & CAREY AND SUBLANDLORD AND SUBTENANT SHALL BE DEEMED TO BE A REPRESENTATION OR RECOMMENDATION BY CORNISH & CAREY COMMERCIAL, OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL EFFECT OR TAX CONSEQUENCES OF THIS DOCUMENT OR ANY TRANSACTION RELATING THERETO. ALL PARTIES ARE ENCOURAGED TO CONSULT WITH THEIR INDEPENDENT FINANCIAL CONSULTANTS AND/OR ATTORNEYS REGARDING THE TRANSACTION CONTEMPLATED BY THIS PROPOSAL.

                         3260 Jay Street, Santa Clara

                           [FLOOR PLAN APPEARS HERE]

                                 [Common Area]

                                  [EXHIBIT A]


                                                                     Page 1 of 2
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                           [FLOOR PLAN APPEARS HERE]

                                  [EXHIBIT A]

[SIGN 1*]                                       [SIGN 2*]

[JUNIPER NETWORKS]

[NEOMAGIC]                                      [JUNIPER NETWORKS]

[LOBBY]

[SHIPPING/RECEIVING]





[*SIGNAGE WILL BE VISABLE FROM FRONT AND REAR OF EACH SIGN, DIRECTIONAL ARROWS
                             ADJUSTED ACCORDINGLY]

                                  [EXHIBIT B]

Peery/Arrillaga

June 6, 1996

Ms. Lori Holland
Chief Financial Officer
Neomagic Corporation
3260 Jay Street
Santa Clara, CA 95054

Re:   CONSENT TO SUBLEASE TO JUNIPER NETWORKS, INC., CALIFORNIA CORPORATION

Gentlemen:

This letter is written with regard to your proposed sublease of approximately 11,989(+)(-) square feet of space (as shown on Exhibit A attached hereto) (the
                                               ---------
"Sublet Premises") of the 45,000 square feet of space leased by Tenant at 3260 Jay Street, Santa Clara, California, under Lease Agreement dated February 6, 1996 ("Master Lease"), by and between A&P Family Investments ("Master Landlord"), and Neomagic Corporation, a California corporation ("Tenant"), which Tenant is proposing to sublease to Juniper Networks, Inc., a California corporation ("Subtenant") on the terms and conditions set forth in the proposed Sublease dated May 22, 1996, submitted by Tenant to Master Landlord on May 24, 1996 (the "Sublease").

Master Landlord hereby approves Tenant's subleasing said space to Subtenant, under the Sublease, subject to the following terms and conditions:

1. Master Landlord's Consent shall in no way void or alter any of the terms of the Lease by and between Master Landlord and Tenant, nor shall this Consent alter or diminish in any way Tenant's obligations to Master Landlord.

2. Tenant shall not give Subtenant any rights or privileges in excess of those given Tenant under the terms of the Master Lease.

3. Master Landlord has not reviewed the terms of any agreement between Tenant and Subtenant, and in approving said Sublease, Master Landlord is in no way approving any term, covenant or condition therein contained, and said Sublease is subject and subordinate to all terms, covenants and conditions of the Master Lease. Master Landlord shall not be bound by any agreement other than the terms of the Master Lease between Master Landlord and Tenant. In the event of conflict in the terms, covenants and conditions between the Sublease and the Master Lease, the terms, covenants and conditions of the Master Lease shall prevail and take precedence over said Sublease. Master Landlord does not make any warranties or representations as to the condition of the Leased Premises or the terms of the Lease between Master Landlord and Tenant. This Consent to Sublease shall in no event be construed as consent to any future sublease agreement (including any extensions and/or amendments to the current Sublease) between Tenant and Subtenant, or any other party;

                                                  Initial [Initials Appear Here]
                                                          ----------------------
and any future sublease agreement (including any extensions and/or amendments to the current Sublease) between Tenant and Subtenant, or any other party shall require the prior written consent of Master Landlord.

4. A. It is agreed by all parties hereto that in the event Master Landlord terminates the Master Lease, pursuant to any right therein contained, said Sublease shall automatically terminate simultaneously with the Master Lease. Notwithstanding anything to the contrary set forth above, Master Landlord, at Master Landlord's sole option and election, may choose to allow Subtenant to remain in possession of the Sublet Premises leased under said Sublease subject to all terms, covenants and conditions of said Master Lease by giving Subtenant written notice prior to the effective date of termination of said Master Lease, of Master Landlord's election to allow Subtenant to remain in possession of the Sublet Premises in which event Subtenant shall be entitled and obligated to remain in possession of the Sublet Premises under the terms of said Sublease, subject to all terms, covenants and conditions of the Master Lease, including, without limitation to, payment of Basic Rent at the greater of (i) the rate provided for in the Master Lease, or (ii) the rate provided for in the Sublease. Such election by Master Landlord shall not operate as a waiver of any claims Master Landlord may have against Tenant. Following such written notice by Master Landlord Subtenant shall then, as of the effective date of said termination of said Master Lease, be liable to and shall attorn in writing directly to Master Landlord as though said Sublease were executed directly between Master Landlord and Subtenant; provided, however, it is specifically agreed between the parties hereto, that whether Master Landlord elects to allow Subtenant to remain in possession of the Sublet Premises under the terms of the Sublease, subject to the Master Lease, or allow said Sublease to automatically terminate simultaneously with the Master Lease, Master Landlord shall not, in any event, nor under any circumstances be responsible or liable to Subtenant for (i) the return of any security deposit paid by Subtenant to Tenant, nor shall Subtenant be given credit for any prepaid rental or other monetary consideration paid by Subtenant to Tenant under said Sublease; (ii) any other claim or damage of any kind or nature whatsoever by reason of or in connection with Master Landlord's termination of said Master Lease and/or Sublease; and (iii) any default of Tenant under the Sublease.

     B. In the event Master Landlord has terminated the Master Lease, and has not elected, in writing prior to the effective date of termination of said Master Lease, to allow Subtenant to remain in the Sublet Premises as set forth above, said Sublease shall terminate coterminously with the effective termination of the Master Lease automatically, without notice, and Subtenant and/or Tenant, jointly and severally, shall surrender the Sublet Premises to Master Landlord in good condition and repair as of the effective termination of the Master Lease, with Master Landlord having no obligation or liability whatsoever to Subtenant by reason of or in connection with such early termination of the Master Lease. In the event Subtenant and/or Tenant fails to timely surrender the Sublet Premises to Master Landlord in good condition and repair as of the date the Master Lease terminates, Subtenant and/or Tenant, jointly and severally, shall be liable to Master Landlord in such event for all damages, costs, claims, losses, liabilities, fees or expenses sustained by Master Landlord, including, but not limited to, loss of rental income, attorney's fees and court costs

                                                  Initial [Initials Appear Here]
                                                          ----------------------
   resulting from or m connection with Subtenant's failure to timely vacate the Sublet Premises and surrender the Sublet Premises to Master Landlord as of the effective termination date of said Master Lease.

   C. As a condition to Landlord's consent to the Sublease, by execution of this Consent to Sublease, Subtenant hereby agrees to be bound by the following provision in relation to both Tenant and Master Landlord.

      If Master Landlord and Tenant jointly and voluntarily elect, for any reason whatsoever, to terminate the Master Lease prior to the scheduled Master Lease Termination Date, then this Sublease (if then still in effect) shall terminate concurrently with the termination of the Master Lease. Subtenant expressly acknowledges and agrees that (1) the voluntary termination of the Master Lease by Master Landlord and Tenant and the resulting termination of this Sublease shall not give Subtenant any right or power to make any legal or equitable claim against Master Landlord or Tenant, including without limitation any claim for interference with contract or interference with prospective economic advantage, and (2) Subtenant hereby waives any and all rights it may have under law or at equity to challenge such an early termination of the Sublease, and unconditionally releases and relieves Master Landlord and Tenant, and their officers, directors, employees and agents, from any and all claims, demands, and/or causes of action whatsoever (collectively, "Claims"), whether such matters are known or unknown, latent or apparent, suspected or unsuspected, foreseeable or unforeseeable, which Subtenant may have arising out of or in connection with any such early termination of this Sublease. Subtenant knowingly and intentionally waives any and all protection which is or may be given by Section 1542 of the California Civil Code which provides as follows: "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with debtor."

      The term of this Sublease is therefore subject to early termination. Subtenant's initials here below evidence (a) Subtenant's consideration of and agreement to this early termination provision, (b) Subtenant's acknowledgment that, in determining the net benefits to be derived by Subtenant under the terms of this Sublease, Subtenant has anticipated the potential for early termination, and (c) Subtenant's agreement to the general waiver and release of Claims above.

                [Initials                  [Initials
      Initials: Appear Here]     Initials: Appear Here]
                ----------                 ----------
                Subtenant                  Tenant


5. In consideration of Master Landlord's consent to the Sublease, Tenant irrevocably assigns to Master Landlord, as security for Tenant's obligations under this Lease, all rent and income payable to Tenant under the Sublease. Therefore Master Landlord may collect all

                                                  Initial [Initials Appear Here]
                                                          ----------------------
   rent due under the Sublease and apply it towards Tenant's obligations under the Master Lease. Tenant and Subtenant agree to pay same to Master Landlord upon demand without further consent of Tenant and Subtenant required; provided, however, that until the occurrence of a default by Tenant under the Master Lease, Tenant shall have the right to collect such rent. Tenant hereby irrevocably authorizes and directs Subtenant, upon receipt of a written notice from Master Landlord stating that a default exists in the performance of Tenant's obligations under the Master Lease, to pay to Master Landlord the rents due and to become due under the Sublease. Tenant agrees that Subtenant shall have the right to rely on any such statement and request from Master Landlord, and that Subtenant shall pay such rents to Master Landlord without any obligation or right to inquire as to whether such default exists and notwithstanding any notice or claim from Tenant to the contrary. Tenant shall have no right or claim against Subtenant or Master Landlord for any such rents so paid by Subtenant to Master Landlord. It is further agreed between the parties hereto that neither Tenant's assignment of such rent and income, nor Master Landlord's acceptance of any payment of rental or other sum due by Subtenant to Tenant under said sublease, whether payable directly to Master Landlord or endorsed to Master Landlord by Tenant, shall in any way nor in any event be construed as creating a direct contractual relationship between Master Landlord and Subtenant, unless the Parties expressly so agree in writing and such acceptance shall be deemed to be an accommodation by Master Landlord to, and for the convenience of, Tenant and Subtenant. Any direct contractual agreement between Master Landlord and Subtenant must be in writing.

6. Pursuant to the provisions of Paragraph 19 entitled "Assignment and Subletting" of the Master Lease, Master Landlord hereby requires Tenant to pay to Master Landlord, as Additional Rent, all rents or additional consideration received by Tenant from said Sublease in excess of the Rent payable to Master Landlord in said Lease (hereinafter referred to as "Excess Rent"). Tenant and Subtenant acknowledge that any Excess Rent is owed to Master Landlord and Tenant hereby agrees to pay any Excess Rent to Master Landlord upon receipt of the same. Tenant and Subtenant represent and warrant to Master Landlord that: (1) the information to be completed and provided by Tenant and Subtenant on the attached Exhibit B "Summary of
                                        ---------
   Amounts/Consideration to be Paid by Subtenant" accurately represents amounts to be paid by Subtenant under said Sublease; (2) no additional consideration is due Tenant under said Sublease, other than the additional consideration (if any) identified on Exhibit B; and (3) no changes in the terms and/or
                          ---------
   conditions of said Sublease shall be made without Master Landlord's prior written approval.

7. This Consent is conditional upon Master Landlord's receipt of Master Landlord's reasonable costs and attorney's fees, to which Master Landlord is entitled under Paragraph 19 of the Master Lease. Tenant shall immediately reimburse Master Landlord for such fees and costs upon receipt of Master Landlord's statement.

8. This Consent to Sublease shall only be considered effective, and Master Landlord's consent to the Sublease given, when this Letter Agreement is executed by Master Landlord, Tenant, and Subtenant, and Guarantors (if any) under the Master Lease.

                                                  Initial [Initial Appears Here]
                                                          ----------------------

Please execute this letter in the space provided below, obtain the signature of Subtenant, and return all copies to our office. A fully executed copy will be returned to you after execution by the Master Landlord.

                                      Very truly yours,


                                      A&P FAMILY INVESTMENTS

                                      By /s/ Boyd C. Smith
                                        ---------------------------
                                        Boyd C. Smith

THE UNDERSIGNED Lessee and Subtenant do hereby jointly and severally agree to the terms and conditions of this Consent to Sublease.


TENANT:                                 SUBTENANT:

NEOMAGIC CORPORATION                    JUNIPER NETWORKS, INC.
a California corporation                a California corporation

By /s/  Lori Holland                       By /s/ Pradeep S. Sindhu
   ---------------------------             ----------------------------

Print Name Lori Holland                 Print Name Pradeep S. Sindhu
           -------------------                     --------------------

Title VP & CFO                          Title CEO
      ------------------------                -------------------------

                                     EXHIBIT A TO CONSENT TO SUBLEASE DATED
                                     ---------
                                     JUNE 6, 1996 BY AND BETWEEN A&P FAMILY
                                     INVESTMENTS, AS LANDLORD AND NEOMAGIC
                                     CORPORATION, AS TENANT.


                                  JAY 5

         3260 Jay Street,




                           [FLOORPLAN APPEARS HERE]

                                     EXHIBIT A TO CONSENT TO SUBLEASE DATED
                                     ---------
                                     JUNE 6, 1996 BY AND BETWEEN A&P FAMILY
                                     INVESTMENTS, AS LANDLORD AND NEOMAGIC
                                     CORPORATION, AS TENANT.


                                  JAY 5







                           [FLOORPLAN APPEARS HERE]




                                   EXHIBIT A

                      EXHIBIT B TO "CONSENT TO SUBLEASE"
           SUMMARY OF AMOUNTS/CONSIDERATION TO BE PAID BY SUBTENANT


 PERIOD *       BASIC RENT            R E TAXES         PROP. INS          UTILITIES*
 BY MONTH      TOTAL       PSF     TOTAL      PSF     TOTAL      PSF    TOTAL      PSF
=======================================================================================
7/1/96          15,449    1.29      887      .074      360       .03     2,398     .20
---------------------------------------------------------------------------------------
8/1/96          15,449    1.29      887      .074      360       .03     2,398     .20
---------------------------------------------------------------------------------------
9/1/96          15,449    1.29      887      .074      360       .03     2,398     .20
---------------------------------------------------------------------------------------
10/1/96         15,449    1.29      887      .074      360       .03     2,398     .20
---------------------------------------------------------------------------------------
11/1/96         15,449    1.29      887      .074      360       .03     2,398     .20
---------------------------------------------------------------------------------------
12/1/96         15,449    1.29      887      .074      360       .03     2,398     .20
---------------------------------------------------------------------------------------
1/1/97          15,449    1.29      887      .074      360       .03     2,398     .20
---------------------------------------------------------------------------------------
2/1/97          15,449    1.29      887      .074      360       .03     2,398     .20
---------------------------------------------------------------------------------------
3/1/97          15,449    1.29      887      .074      360       .03     2,398     .20
---------------------------------------------------------------------------------------
4/1/97          15,449    1.29      887      .074      360       .03     2,398     .20
---------------------------------------------------------------------------------------
5/1/97          15,449    1.29      887      .074      360       .03     2,398     .20



  LANDSCAPE           MISCELLANEOUS          MISCELLEANEOUS     TOTAL CHARGE PER PERIOD
TOTAL       PSF      TOTAL        PSF       TOTAL         PSF     TOTAL          PSF
=======================================================================================
 89        .0074      120         .01        480          .04    $19,782        $1.65
---------------------------------------------------------------------------------------
 89        .0074      120         .01        480          .04    $19,782        $1.65
---------------------------------------------------------------------------------------
 89        .0074      120         .01        480          .04    $19,782        $1.65
---------------------------------------------------------------------------------------
 89        .0074      120         .01        480          .04    $19,782        $1.65
---------------------------------------------------------------------------------------
 89        .0074      120         .01        480          .04    $19,782        $1.65
---------------------------------------------------------------------------------------
 89        .0074      120         .01        480          .04    $19,782        $1.65
---------------------------------------------------------------------------------------
 89        .0074      120         .01        480          .04    $19,782        $1.65
---------------------------------------------------------------------------------------
 89        .0074      120         .01        480          .04    $19,782        $1.65
---------------------------------------------------------------------------------------
 89        .0074      120         .01        480          .04    $19,782        $1.65
---------------------------------------------------------------------------------------
 89        .0074      120         .01        480          .04    $19,782        $1.65
---------------------------------------------------------------------------------------
 89        .0074      120         .01        480          .04    $19,782        $1.65

ADDITIONAL CONSIDERATION  YES____   NO____
 IF "YES", IDENTIFY TYPE CONSIDERATION AND DOLLAR VALUE ASSIGNED TO SAID
 CONSIDERATION: TYPE_______________   $ VALUE_____________

* IF PAYMENTS ARE REQUIRED OTHER THAN MONTHLY, PLEASE INCLUDE THESE PAYMENTS AS WELL

** IF SUBLEASE RENT PAID INCLUDES MISCELLANEOUS EXPENSES. PLEASE IDENTIFY THE $ AMOUNT/PSF OF THE TOTAL RENT PAYMENT ALLOCATED TO BASIC RENT AND EACH ADDITIONAL EXPENSE ITEM.

IF ADDITIONAL SPACE IS NEEDED, PLEASE DUPLICATE AND ATTACH

TENANT:                                     SUBTENANT:
NEOMAGIC CORPORATION                        JUNIPER NETWORKS, INC.

By: /s/ Lori Holland                        By: /s/ Pradeep S. Sindhu
   --------------------------------            -------------------------------
Printed: Lori Holland                       Printed: Pradeep S. Sindhu
        ---------------------------                 --------------------------
Title: VP & CEO                             Title:  CEO
      -----------------------------               ----------------------------

                      EXHIBIT B TO "CONSENT TO SUBLEASE"
           SUMMARY OF AMOUNTS/CONSIDERATION TO BE PAID BY SUBTENANT


 PERIOD *       BASIC RENT           R E TAXES           PROP. INS         UTILITIES*
 BY MONTH      TOTAL       PSF     TOTAL      PSF     TOTAL      PSF    TOTAL      PSF
=======================================================================================
6/1/97          15,449    1.29      887      .074      360       .03     2,398     .20
---------------------------------------------------------------------------------------
7/1/97          16,048    1.34      887      .074      360       .03     2,398     .20
---------------------------------------------------------------------------------------
8/1/97          16,048    1.34      887      .074      360       .03     2,398     .20
---------------------------------------------------------------------------------------
9/1/97          16,048    1.34      887      .074      360       .03     2,398     .20
---------------------------------------------------------------------------------------
10/1/97         16,048    1.34      887      .074      360       .03     2,398     .20
---------------------------------------------------------------------------------------
11/1/97         16,048    1.34      887      .074      360       .03     2,398     .20
---------------------------------------------------------------------------------------
12/1/97         16,048    1.34      887      .074      360       .03     2,398     .20
---------------------------------------------------------------------------------------
1/1/98          16,048    1.34      887      .074      360       .03     2,398     .20
---------------------------------------------------------------------------------------
2/1/98          16,048    1.34      887      .074      360       .03     2,398     .20
---------------------------------------------------------------------------------------
3/1/98          16,048    1.34      887      .074      360       .03     2,398     .20



  LANDSCAPE          * MISCELLANEOUS        * MISCELLEANEOUS    TOTAL CHARGE PER PERIOD
TOTAL       PSF      TOTAL        PSF       TOTAL         PSF     TOTAL          PSF
=======================================================================================
 89        .0074      120         .01        480          .04    $19,782        $1.65
---------------------------------------------------------------------------------------
 89        .0074      120         .01        480          .04    $20,381        $1.70
---------------------------------------------------------------------------------------
 89        .0074      120         .01        480          .04    $20,381        $1.70
---------------------------------------------------------------------------------------
 89        .0074      120         .01        480          .04    $20,381        $1.70
---------------------------------------------------------------------------------------
 89        .0074      120         .01        480          .04    $20,381        $1.70
---------------------------------------------------------------------------------------
 89        .0074      120         .01        480          .04    $20,381        $1.70
---------------------------------------------------------------------------------------
 89        .0074      120         .01        480          .04    $20,381        $1.70
---------------------------------------------------------------------------------------
 89        .0074      120         .01        480          .04    $20,381        $1.70
---------------------------------------------------------------------------------------
 89        .0074      120         .01        480          .04    $20,381        $1.70
---------------------------------------------------------------------------------------
 89        .0074      120         .01        480          .04    $20,381        $1.70

ADDITIONAL CONSIDERATION  YES       NO
                             ----     ----
 IF "YES", IDENTIFY TYPE CONSIDERATION AND DOLLAR VALUE ASSIGNED TO SAID
 CONSIDERATION: TYPE                  $ VALUE
                    ---------------          -------------
 * IF PAYMENTS ARE REQUIRED OTHER THAN MONTHLY, PLEASE INCLUDE THESE PAYMENTS AS WELL

 ** IF SUBLEASE RENT PAID INCLUDES MISCELLANEOUS EXPENSES. PLEASE IDENTIFY THE $
    AMOUNT/PSF OF THE TOTAL RENT PAYMENT ALLOCATED TO BASIC RENT AND EACH ADDITIONAL EXPENSE ITEM.

IF ADDITIONAL SPACE IS NEEDED. PLEASE DUPLICATE AND ATTACH

*   ESTIMATED UTILITIES AND MISCELLANEOUS

SUBLEASE COMMISSIONS : $21,040.69
TENANT IMPROVEMENTS  : $25,000.00
(estimated)



TENANT:                                     SUBTENANT:
NEOMAGIC CORPORATION                        JUNIPER NETWORKS, INC.

By: /s/ Lori Holland                        By: /s/ Pradeep S. Sindhu
   --------------------------------            -------------------------------
Printed: Lori Holland                       Printed: Pradeep S. Sindhu
        ---------------------------                 --------------------------
Title: VP & CFO                             Title:  CEO
      -----------------------------               ----------------------------